                                                                   EXHIBIT 10.93

                         AMERITECH(R) CENTREX SERVICE
                         CONFIRMATION OF SERVICE ORDER

Customer hereby acknowledges its order for Ameritech Centrex Service
(the "Service"). Shown below is the period of Service selected by Customer (the "Service Term") and Line Capacity Commitment. Customer authorizes the Authorized Sales Representative designated below to obtain copies of network service and billing records and to order and negotiate for the initial installation and coordination of the Service provided by Ameritech.

This Order is intended to serve as a confirmation of Customer's selection of the Service, Service Term and Line Capacity Commitment offered by Ameritech. The rates, terms and conditions under which the Service is provided, including applicable termination charges, are controlled by tariff except in Michigan where the Service is provided under the terms and conditions in the Agreement attached to this Order.

The monthly recurring rates which correspond to the Service and Service Term will apply for the time period shown below and will not be subject to Ameritech initiated increases during the Service Term.

Upon expiration of the Service Term, Customer may negotiate a new Service Term at the then-current rates for any Service terms available at such time. If Customer chooses not to negotiate a new Service Agreement and does not request discontinuance of the Service, the rates will revert to the month-to-month basis rates then in effect for the Service.

If any or all of the Service ordered herein is canceled prior to installation or if the Service is terminated prior to the expiration of the Service Term, then the applicable cancellation or termination charges are due and payable. The termination charges are dependent upon the Service Term and Line Capacity Commitment designated by Customer.

SERVICE TERM:  ___ month-to-month   ___ 36 months   ___ 60 months  X 84 months
                                                                   -
LINE CAPACITY COMMITMENT:     ___  2 lines    X   7 lines   ___ 25 lines
                                              -
                              ___ 50 lines   ___100 lines   ___200 lines

                                        Ameritech Information Industry Services, a division of Ameritech Services, Inc.

McLeod Telemanagement                   By: /s/ Maria Capoccia
---------------------------             --------------------------------------
Company Name                            Signature of Ameritech

* See Attachment A                      Maria Capoccia
---------------------------             --------------------------------------
Billing Telephone Number                Printed Name

By:                                     General Manager-Sales
---------------------------             ---------------------------------------
Signature of Customer                   Title

/s/ T.M. Parrin                         8/21/96
---------------------------             ---------------------------------------
Printed Name                            Date

/s/ T.M. Parrin                         Sharmaine Summerville
---------------------------             ---------------------------------------
Title                                   Sales Representation


Sr. V.P. - OPs                          Ameritech Information Industry Services
---------------------------             ---------------------------------------
Date 7/29/96                            Company Name


ATTACHMENTS:  ___ SERVICE GUARANTEE   ___ SINGLE PAYMENT OPTION  ___ DEFERRED
PAYMENT OPTION

_____________________
As used herein, Ameritech means Illinois Bell Telephone Company in Illinois, Indiana Bell Telephone Company, incorporated in Indiana, Michigan Bell Telephone Company in Michigan, The Ohio Bell Telephone in Ohio, and Wisconsin Bell Inc.
in Wisconsin.

FORM DISTRIBUTION
-----------------
                                                                      C. Center
     Ameritech     Customer    Authorized Sales Representative         (8-94)

*The Central Office location for the centrex common blocks covered under this agreement are shown on Attachment A hereto.

                                                                    ATTACHMENT A
                                                                     PAGE 1 OF 2

   CLLI                                      ADDRESS

AURRILAEDSO                             1020 New York Ave.
AURRILAWRS                              SW Crn Orchd/Ind Tr
AURRILARDSO                             82 Stolp Ave
NPVLILSWRSO                             Rte 59 and 111th Street
NPVLILNADSO                             111 W Franklin
NPVLILNEDSO                             25 W 21 Ridgeland
ELGNILELDSO                             255 E Chicago St.
JOLTILJODS1                             65 W Webster
JOLTILJWDSO                             1414 W Jefferson
WKGNILWKDS                              10 N Utica St
SKOKILSKDSO                             8231 Niles Center
OKLWILOLDS                              4918 W 95 St
BGBKILBKDS                              1000 Lily Cache Ln
ORPKILORDS                              15248 Ravinia
ORPKILOWRS                              14741 Parker RD
TNPKILTPDSO                             6730 W 174th Pl
PALTILPADSO                             20 S Brockway St
CMCYILCCDS                              859 Burnham Ave
CMCYILCCDS                              859 Burnham Ave
NCHCILNCDS                              2205 Hervey
CHHGILCHDS                              1628 Vincennes
NBRKILNBDSO                             2029 Walters Av
WLNGILWGDS                              50 E Dundee Rd
HRVYILHADSO                             15321 Ctr
KNKKILKKDS1                             475 E Oak
HGPKILHPDSO                             1866 Second St
WLMTILWIDSO                             737 12th St
CICRILCICGO                             6125 W 26th St
SCBGILCODS                              700 Mall Dr
WHTNILWHDS                              225 W Wesley
DWGVILDGCG                              4924 Forest Ave
DWGVILDGDS                              4924 Forest Ave
HFESILWLDS1                             1325 N Jones Rd
EMHRILETDSO                             152 S York
LBRDILLMDS1                             20 N Main
LBRDILLMDSO                             20 N Main
EGVGILEGDS                              10 N Scott
EGVGILEGDS                              10 N Scott
BRTLILBTDSO                             200 S Main
CRLKILCKDSO                             486 Virginia St
GLELILGEDSO                             444 Pennsylvania
PKFSILPFDSO                             20 S Orchard Dr
MRGVILMGDS                              6601 Dempster

                                                                    ATTACHMENT A
                                                                     PAGE 2 OF 2

     CLLI                          ADDRESS
BLISILBIDSO                   2427 Union St
RSLLILRZDSO                   10 E Irving Park
ZIONILZNDSO                   2517 Lewis Av
HMWDILHODS                    18214 Dixie Hwy
LBVLILLIDSO                   117 E Church St
LKFRILLFDSO                   165 E Deerpath Av
OTWAILOTDS                    707 Fulton
MCHNILMYDS                    1311 Court St
DRFDILDFDSO                   812 Deerfield Rd
LKZRILLZDSO                   40 S Old Rand Rd
BNSVILEVDSO                   7 W Green St
HNDLILHIDDSO                  120 S Lincoln St
GLVWILGVDS                    225 Main St
WCHCILWCD                     225 Main St
RVDLILRDDSO                   75 E 137th St
RMVLILRMDS                    217 Romeo Rd
GENVILGNDS                    110 James
ALGNILAQDSO                   50 Berg St 312
HCHLILHHDSO                   7900 W 95th St
CARYILCADSO                   9 W Main St
WNTKILWNDS                    794 Oak St
WNVLILWVRS                    Manning Warren
NWLNILNLDSO                   205 Cedar Rd
MRRSILMSDS                    210 E Jefferson St
SCPKILSPDSO                   9659 W Soreng
LCPTILLPDSO                   123 E 10th St
SMMTILSMDS                    7410 W 63rd St
RVGVILRGDS                    8436 W Grand Av
BNTOILBADSO                   430 E main
BNTOILAGDSO                   2000 E Ameritech Dr
LEMTILLNDSO                   Lemont Rd 97th St
LEMTILLEDSO                   310 Lemont St
MOKNILMERS                    19007 Wolf Rd
FXLKILFKDSO                   277 E Grand Ave
MTVRILMVDS                    817 Main St
CAHKILAADSO                   1000 Mildred St
CENLILCEDSO                   210 N Locust
BTHLILB ODSO                  343 S Prairie
GLCRILGCRSO                   N Side of Main
CNTNILCNDSO                   75 W Pine
LSLLILLSDSO                   237 Hennepin St

                                                                       WISCONSIN

                         AMERITECH(R) CENTREX SERVICE
                         CONFIRMATION OF SERVICE ORDER

Customer hereby acknowledges its order for Ameritech Centrex Service
(the "Service"). Shown below is the period of Service selected by Customer (the "Service Term") and Line Capacity Commitment. Customer authorizes the Authorized Sales Representative designated below to obtain copies of network service and billing records and to order and negotiate for the initial installation and coordination of the Service provided by Ameritech.

This Order is intended to serve as a confirmation of Customer's selection of the Service, Service Term and Line Capacity Commitment offered by Ameritech. The rates, terms and conditions under which the Service is provided, including applicable termination charges, are controlled by tariff except in Michigan where the Service is provided under the terms and conditions in the Agreement attached to this Order.

The monthly recurring rates which correspond to the Service and Service Term will apply for the time period shown below and will not be subject to Ameritech initiated increases during the Service Term.

Upon expiration of the Service Term, Customer may negotiate a new Service Term at the then-current rates for any Service terms available at such time. If Customer chooses not to negotiate a new Service Agreement and does not request discontinuance of the Service, the rates will revert to the month-to-month basis rates then in effect for the Service.

If any or all of the Service ordered herein is canceled prior to installation or if the Service is terminated prior to the expiration of the Service Term, then the applicable cancellation or termination charges are due and payable. The termination charges are dependent upon the Service Term and Line Capacity Commitment designated by Customer.

SERVICE TERM:  ___ month-to-month   ___ 36 months   ___ 60 months  X 84 months
                                                                   -
LINE CAPACITY COMMITMENT:     ___  2 lines    X   7 lines   ___ 25 lines
                                              -
                              ___ 50 lines   ___100 lines   ___200 lines

                                        Ameritech Information Industry Services, a division of Ameritech Services, Inc.

McLeod Telemanagement                   By: /s/ Maria Capoccia
---------------------------             --------------------------------------
Company Name                            Signature of Ameritech

* See Attachment A                      Maria Capoccia
---------------------------             --------------------------------------
Billing Telephone Number                Printed Name

By:                                     General Manager-Sales
---------------------------             ---------------------------------------
Signature of Customer                   Title

/s/ T.M. Parrin                         8/21/96
---------------------------             ---------------------------------------
Printed Name                            Date

/s/ T.M. Parrin                         Sharmaine Summerville
---------------------------             ---------------------------------------
Title                                   Sales Representation


Sr. V.P. - OPs                          Ameritech Information Industry Services
---------------------------             ---------------------------------------
Date 7/29/96                            Company Name


ATTACHMENTS:  ___ SERVICE GUARANTEE   ___ SINGLE PAYMENT OPTION  ___ DEFERRED
PAYMENT OPTION

_____________________
As used herein, Ameritech means Illinois Bell Telephone Company in Illinois, Indiana Bell Telephone Company, incorporated in Indiana, Michigan Bell Telephone Company in Michigan, The Ohio Bell Telephone in Ohio, and Wisconsin Bell Inc.
in Wisconsin.

FORM DISTRIBUTION
-----------------
                                                                      C. Center
     Ameritech     Customer    Authorized Sales Representative         (8-94)

*The Central Office location for the centrex common blocks covered under this agreement are shown on Attachment A hereto.

                                                                    ATTACHMENT A
                                                                     PAGE 1 OF 2

CLLI         Address             City          Zip   Type     City Pop Switch LEC ID  Region      Date
MDSNWI11DS   122 W MAIN ST       MADISON       53703 Dedicate 194586    DMH   5220    South       1/01/96
MDSNWI14DS   805 PFLAUM RD       MADISON       53716 Dedicate 194586    DE4   5220    South       1/01/96
MDSNWI16DS   4901 BLACK OAK DR   MADISON       53711 Dedicate 194586    DMH   5220    South       1/01/96
MDSNWI11DS   122 W MAIN ST       MADISON       53703 Dedicate 194586    5E    5220    South       1/01/96
MDSNWI12DS   215 KEDZIE ST       MADISON       53704 Dedicate 194586    DE5   5220    South       1/01/96
MDSNWI11CG   122 W MAIN ST       MADISON       53703 Dedicate 194596    1AE   5220    South       1/01/96
MDSNWI1161T  122 W MAIN ST       MADISON       53703 Dedicate 194586    5E    5220    South       1/01/96
MDSNWI13DS   3700 SYLVAN AV      MADISON       53705 Dedicate 194586    DMH   5220    South       1/01/96
GNBYWIO1DS   205 S JEFFERSON     GREEN BAY     54301 Dedicate 102708    DMH   5220    North       1/01/96
GNBYWIO1DS   205 S JEFFERSON     GREEN BAY     54301 Dedicate 102708    5E    5220    North       1/01/96
GNBYWI12RS   155 HUTH AV         GREEN BAY     54302 Dedicate 102708    5ER   5220    North       1/01/96
GNBYWI12DS   155 HUTH AV         GREEN BAY     54301 Dedicate 102708    DMH   5220    North       1/01/96
GNBYWIO161T  205 S JEFFERSON     GREEN BAY     54301 Dedicate 102708    5E    5220    North       1/01/96
GNBYWI11RS   703 S RIDGE RD      GREEN BAY     54304 Dedicate 102708    5ER   5220    North       1/01/96
RACHWI01DS   411 7TH ST          RACINE        53403 Dedicate  86014    5E    5220    South       1/01/96
KENOWI01DS   5906 10th AV        KENOSHA       53140 Dedicate  85122    DE5   5220    South       1/01/96
APPLWI01CGO  221 W WASHINGTON    APPLETON      54911 Dedicate  69594    1AE   5220    North       1/01/96
APPLWI0161T  221 W WASHINGTON    APPLETON      54911 Dedicate  69594    5E    5220    North       1/01/96
EUICLWI01DS0 304 S DEWEY ST      EAU CLAIRE    54701 Dedicate  58476    D12   5220    North       1/01/96
EUICLWI012ED 304 S DEWEY ST      EAU CLAIRE    54701 Dedicate  58476    5E    5220    North       1/01/96
EUICLWI0161T 304 S DEWEY         EAU CLAIRE    54701 Dedicate  58476    DM2   5220    North       1/01/96
JNVLWI01DSA  301 E MILWAUKEE ST  JANESVILLE    53545 Dedicate  56862    5E    5220    South       1/01/96
BELTWI01DSO  415 PROSPECT ST     BELOIT        53511 Dedicate  36644    DE5   5220    South       1/01/96
SPRRWI13RS   S1 HWY 36           SUPERIOR      54880 Dedicate  27546    RSC   5220    North       1/01/96
MILWWI13CG   722 N BROADWAY      MILWAUKEE     53202 Switched 617044    1AE   5220    South       1/01/96
MILWWI22DS0  1830 E CAPITAL DR   MILWAUKEE     53211 Switched 617044    DE5   5220    South       1/01/96
MILWWI13RS0  740 N BROADWAY      MILWAUKEE     53202 Switched 617044    5ER   5220    South       1/01/96
MILWWI34CG   1612 S 26TH ST      MILWAUKEE     53204 Switched 617044    1AE   5220    South       1/01/96
MILWWI13CG   722 N BROADWAY      MILWAUKEE     53202 Switched 617044    1AE   5220    South       1/01/96
MILWWI23DS0  110 E GOOD HOPE R   MILWAUKEE     53217 Switched 617044    DE5   5220    South       1/01/96
MILWWI13DS0  722 N BROADWAY      MILWAUKEE     53202 Switched 617044    OMH   5220    South       1/01/96
MILWWI42DS0  3044 S LOGAN AV     MILWAUKEE     53207 Switched 617044    DE5   5220    South       1/01/96
MILWWI17CG   335 W WRIGHT        MILWAUKEE     53212 Switched 617044    1AE   5220    South       1/01/96
MILWWI22RS0  1830 E CAPITOL DR   MILWAUKEE     53211 Switched 617044    5ER   5220    South       1/01/96
MILWWI12CG   6812 AETNA CT       MILWAUKEE     53213 Switched 617044    1AE   5220    South       1/01/96
MILWWI12DS2  6812 AETNA CT       MILWAUKEE     53213 Switched 617044    DMH   5220    South       1/01/96
MILWWI482CO  918 N. 26           MILWAUKEE     53233 Switched 617044    1AE   5220    South       1/01/96

                                                                    ATTACHMENT A
                                                                     PAGE 2 OF 2

MILWWI148CG      918 N 26TH ST        MILWAUKEE           53233   Switched   617044  1AE     5220    South     1/01/96
MILWWI12DS0      6812 AETNA CT        MILWAUKEE           53213   Switched   617044  5E      5220    South     1/01/96
MILWWI1251T      6812 AETNA CT        MILWAUKEE           53213   Switched   617044  5E      5220    South     1/01/96
MILWWI130CG      2665 S 72ND ST       MILWAUKEE           53219   Switched   617044  1AE     5220    South     1/01/96
MILWWI16DS0      7404 COUNTY LINE R   MILWAUKEE           53223   Switched   617044  DMH     5220    South     1/01/96
MILWWI27CG       3281 N 41ST ST       MILWAUKEE           53216   Switched   617044  1AE     5220    South     1/01/96
MILWWI34DS1      1612 S 26TH ST       MILWAUKEE           53204   Switched   617044  DE5     5220    South     1/01/96
SHBYWI01DS0      631 NEW YORK AV      SHEBOYGAH           53081   Switched    50368  DE5     5220    North     1/01/96
FDULWI01OS0      70 E DIVISION ST     FOND DU LAC         54935   Switched    39340  DMH     5220    North     1/01/96
BRFDWI11RS2      5N 180W WOEFEL RD    BROOKFIELD          53005   Switched    36814  RSC     5220    South     1/01/96
MILWWI45CG       405 FAIRWAY DR       BROOKFIELD          53005   Switched    36814  1AE     5220    South     1/01/96
MNTWWI01DS       820 BUFFALO ST       MANITOWOC           54220   Switched    33076  DE5     5220    North     1/01/96
MILWWI31OS0      W 156 N4969 PLGRM    MENOMONEE FAL       53052   Switched    28448  5E      5220    South     1/01/96
WBNDWI01DS       344 S 6TH AV         WEST BEND           53095   Switched    27216  5E      5220    South     1/01/96
NENHWI1IDS       117 S COMMERCIAL     NEENAH              54956   Switched    24378  DMH     5220    North     1/01/96
STPTWI01DS0      1045 CLARK ST        STEVENS POINT       54451   Switched    21269  D12     5220    North     1/01/96
MILWWI56DS0      7737 S HOWELL AVE    SOUTH MILWAUKEE     53154   Switched    20206  DE5     5220    South     1/01/96
DEPRWI11DS       119 S MICHIGAN       DE PERE             54115   Switched    18576  DMH     5220    North     1/01/96
MNMNWI11DS       720 3RD ST           MENOMONIE           54751   Switched    14929  DMH     5220    North     1/01/96
WHWRWII1D        305 W CTR            WHITEWATER          53190   Switched    13670  5EH     5220    South     1/01/96
PLPRWI11RS0      7830 104TH           PLEASANT PRAIRIE    53158   Switched    13345  5ER     5220    South     1/01/96
MRNTWI01DS       1727 STEPHENSEN S    MARINETTE           54143   Switched    12266  5E      5220    North     1/01/96
KAUKWI11RS0      135 W WISCONSIN AV   KAUKAUNA            54130   Switched    11910  5ER     5220    North     1/01/96
OCNMWI11DS       45 S MAIN ST         OCONOMOWOC          53066   Switched    11776  DMH     5220    South     1/01/96
FTATWI11RS0      201 MILWAUKEE ST     FORT ATKINSON       53538   Switched    11201  5ER     5220    South     1/01/96
SGTNWI11DS       321 S FORREST ST     STOUGHTON           53589   Switched    10319  DMH     5220    South     1/01/96
PTWAWI11RS       301 W GRAND  AV      PORT WASHINGT       53074   Switched     9950  5ER     5220    South     1/01/96
LCHTWI11RS0      GRAND AND CANAL      LITTLE CHUTE        54140   Switched     9843  5ER     5220    North     1/01/96
STBYWI11RS0      55 S 3RD ST          STURGEON BAY        54235   Switched     9442  5ER     5220    North     1/01/96
WAPNWI11RS       221E JEFFERSON ST    WAUPUN              53963   Switched     9190  5ER     5220    North     1/01/96
BURLWI11RS0      125 E WASH           BURLINGTON          53105   Switched     9184  5ER     5220    South     1/01/96
HRFRWI11RS       103 E SUMMER ST      HARTFORD            53027   Switched     8956  5ER     5220    South     1/01/96